UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2020

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-9043

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	EYEG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2020, following the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of EyeGate Pharmaceuticals, Inc. (the “Company”), the Company filed a Certificate of Amendment (the “Charter Amendment”) to its Restated Certificate of Incorporation with the Secretary of State for the State of Delaware. The Charter Amendment decreased the number of authorized shares of the Company’s common stock from 120,000,000 to 50,000,000. The Charter Amendment became effective on June 25, 2020.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2020, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

(i) the election of three Class II Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2023 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

(ii) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

(iii) the approval of an amendment to the Company’s Restated Certificate of Incorporation to decrease the number of authorized shares of common stock to 50,000,000.

The voting results are reported below.

Proposal 1 - Election of Directors

Thomas Hancock, Praveen Tyle and Morton F. Goldberg, M.D. were elected as Class II Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2023 and until such Directors’ successors are duly elected and qualified or until their earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas Hancock	696,672	29,103	2,308,689
Praveen Tyle	678,351	47,424	2,308,639
Morton F. Goldberg, M.D.	682,168	43,607	2,308,639

Proposal 2 - Ratification of the Appointment of EisnerAmper LLP

The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
2,941,078	33,961	59,425

Proposal 3 – Amendment to Restated Certificate of Incorporation – Decrease Number of Authorized Shares of Common Stock

The amendment to the Company’s Restated Certificate of Incorporation to decrease the total number of authorized shares from 120,000,000 to 50,000,000 was approved. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
2,801,359	168,422	64,683

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title
3.1	Amendment to Restated Certificate of Incorporation of the Company, filed June 25, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
Stephen From
President and Chief Executive Officer

Date: June 26, 2020